Income Taxes	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

At March 31, 2016, we had a net deferred tax liability of $125 million, compared to $113 million at December 31, 2015. The increase in net deferred tax liability of $12 million was primarily due to the impact of the SpringCastle Interests Sale, partially offset by changes in the fair value of our finance receivables.

The effective tax rate for the three months ended March 31, 2016 was 34.1% compared to 19.4% for the same period in 2015. The effective tax rates for the three months ended March 31, 2016 and 2015 differed from the federal statutory rates primarily due to the effects of the non-controlling interest in the previously owned SpringCastle Portfolio. As discussed in Note 2, on March 31, 2016, the Company sold its equity interest in the SpringCastle Portfolio.

We are currently under examination of our U.S. federal tax return for the years 2011 to 2013 by the Internal Revenue Service. Management believes it has adequately provided for taxes for such years.

The Company’s unrecognized tax positions including interest and penalties totaled $9 million at March 31, 2016 and December 31, 2015, all of which would affect the effective tax rate if recognized. The amount of any change in the balance of uncertain tax positions over the next 12 months is not expected to be material to our consolidated financial statements.